COOPER CAMERON

CREDIT SUISSE | FIRST BOSTON

CSFB Energy Summit
February 2, 2005

In addition to the historical data contained herein, this document includes forward-looking statements regarding the future revenues, earnings and orders of the Company, made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from those described in forward-looking statements. Such statements are based on current expectations of the Company's performance and are subject to a variety of factors, some of which are not under the control of the Company, which can affect the Company's results of operations, liquidity or financial condition. Such factors may include overall demand for, and pricing of, the Company's products; the size and timing of orders; the Company's ability to successfully execute the large subsea systems projects it has been awarded; changes in the price of (and demand for) oil and gas in both domestic and international markets; political and social issues affecting the countries in which the Company does business; fluctuations in currency markets worldwide; and variations in global economic activity. In particular, current and projected oil and gas prices historically have generally directly affected customers' spending levels and their related purchases of the Company's products and services. Additionally, changes in oil and gas price expectations may impact the Company's financial results due to changes in cost structure, staffing or spending levels. Because the information herein is based solely on data currently available, it is subject to change as a result of changes in conditions over which the Company has no control or influence, and should not therefore be viewed as assurance regarding the Company's future performance. Additionally, the Company is not obligated to make public indication of such changes unless required under applicable disclosure rules and regulations.

Reconciliation of non-GAAP financial measures included herein to GAAP financial measures are available in the Company's reports as filed with the Securities and Exchange Commission, or on the Company's website at www.coopercameron.com.

Cooper Cameron Business Segments
(2004)


Cameron
Cooper Cameron Valves
Cooper Compression
18%
18%
64%
16%
17%
67%
Orders
Revenues

Cameron


Drilling
Surface
Subsea

Orders: $822 million
(9 mos. 2004)

Revenues: $1,052 million
(9 mos. 2004)

- Leading market share in surface markets worldwide
- One of the leading providers of subsea systems
- Premier maker of blowout preventers, drilling controls, spare parts
- Aftermarket centers in every energy-producing region around the world
- Service and parts operations larger than any competitor in these businesses

Products: Surface and subsea wellheads and trees; blowout preventers; drilling and production control systems; chokes; actuators; oil and gas separation equipment; aftermarket parts and services

Cooper Cameron Valves

Distributor
Engineered



Orders: $269 million
(9 mos. 2004)



Revenues: $252 million
(9 mos. 2004)

- Historically driven by North American rig count and natural gas activity
- International markets becoming more important
- Supplies valves for oil & gas operators, gas & liquids pipelines, refinery & petrochem markets
- Recent acquisition of valve manufacturing businesses to add to revenues, profits

Products: Pipeline valves; oilfield valves; refinery and petrochem valves; aftermarket parts and services

Cooper Compression

Gas
Air



Orders: $280 million
(9 mos. 2004)



Revenues: $242 million
(9 mos. 2004)

- ***Provides reciprocating compression equipment for the energy industry, centrifugal compressors for manufacturing and engineered air applications***
- ***New opportunities seen in international markets***
- ***Substantial base of installed equipment provides significant aftermarket exposure; service and parts contribute nearly two-thirds of revenues***

Products: Reciprocating compressors; centrifugal air compressors (for plant air and air separation); control systems; aftermarket parts and services

Cooper Cameron
Revenues vs. Orders


Revenues
Orders
CAGR > 9%
2000
2001
2002
2003
2004 Est.

Orders and revenues increasing due to acquisitions, growth in Cameron

Cooper Cameron Backlog
($ millions – at end of period)



$513
$528
$695
$828
$947
1999
2000
2001
2002
2003
2004 Est.

Year-end backlog at record level

Cooper Cameron
New Equipment/Aftermarket Mix (Revenues)



39%
61%
35%
65%
30%
70%

2002 $1.54 billion | 2003 $1.63 billion | 9 Months 2004 $1.55 billion

Current percentage reflects increases in new equipment deliveries, particularly from subsea systems and Petreco; aftermarket supports installed base of equipment in more than 100 countries

COOPER CAMERON

Cooper Cameron Gas/Oil Mix (Revenues)



2001
2002
2003
Other
Int'l-Oil
U.S.-Gas
6%
31%
41%
14%
8%
Int'l-Gas
U.S.-Oil
6%
31%
34%
24%
5%
6%
29%
31%
29%
5%

Gas-related revenues continue to dominate; international growth exceeds U.S.

Cooper Cameron

Cash Flow From Operations ($ millions)


$140
$125
$178
$102
2000
2001
2002
2003
2004 Est.

Strong cash flow provides financing, operational and acquisition alternatives

Cooper Cameron Share Repurchases

($ millions)


$83
$49
$25
2000
2001
2002
2003
9 Mos. 2004

Applied more than $150 million to repurchases since 2000

Cooper Cameron Acquisitions
($ millions)



$177
$68
$52
2000
2001
2002
2003
2004

Acquisitions have all been accretive, complimentary to existing businesses, done with cash

Cooper Cameron
Total Debt (net of cash)



Net debt ($mm)
Debt/Cap
$300
$200
$100
$0
50%
40%
30%
20%
10%
0%
Debt
Debt/Cap
2000
2001
2002
2003
3Q 2004

Net debt/cap 15.5% at end of third quarter; debt rating A-/Baa1

2004 Acquisitions

Petreco

- *Supplier of oil and gas separation products, expected to ultimately provide technology for subsea processing*
- *Acquired February 2004 for $90 million (net of cash and debt); 2003 revenues of $117 million, 2003 EBITDA of $14 million*
- *Additive to Cooper Cameron earnings for 2004*

Unicel

- *Additional patented technology for separation systems*
- *Acquired July 2004 for approximately $7 million; annual revenues of about $10 million, EBITDA of about $2 million*

PCC

- *Valve manufacturing businesses with operations in U.S., Europe; purchase price approximately $80 million.*
- *Acquired in late November; should add about 10¢ to 2005 EPS.*

Subsea Production Equipment Market Shares (Bookings) 2004


KOP
11%
Cameron
19%
Dril-Quip
7%
Vetco
16%
47%
FMC

360 trees

Source: Quest Offshore Resources, Inc.

COOPER CAMERON

Subsea Tree Bookings
By size of projects awarded
(360 trees in 2004)


25+ trees
(1 award)
12%
1-2 trees
(79 awards)
28%
24%
11-25 trees
(6 awards)
16%
20%
3-5 trees
(15 awards)
6-10 trees
(10 awards)

Source: Quest Offshore Resources, Inc.

COOPER CAMERON

Subsea Production Equipment Market Shares (Bookings) 2001-2004


KOP
12%
Dril-Quip
6%
Cameron
27%
FMC
37%
18%
Vetco

1,224 trees

Source: Quest Offshore Resources, Inc.

COOPER CAMERON

Subsea Tree Bookings
Actual/Forecast 2001-2005


400
300
200
100
0
2001
2002
2003
2004
2005 Est.

Quest foresees 2005 bookings similar to 2004's

Source: Quest Offshore Resources, Inc.

Significant Subsea Projects
(Recently awarded / pending)


BP Block 18 (Angola)
40-45 trees (awarded)
Petrobras Campos Basin (Brazil)
40-45 trees (awarded)
Total AKPO (Nigeria)
35-40 trees
ChevTex Agbami (Nigeria)
30-35 trees
Total Rosa/Lirio (Angola)
20-25 trees (awarded)
Reliance Ind. KG-D6 (India)
15-20 trees
ChevTex Lobito-Tomboco (Angola)
15-20 trees (awarded)
ChevTex Frade (Brazil)
15-20 trees
ExxonMobil Kizomba C - Phase 1 (Angola)
15-20 trees
Murphy Kikeh (Malaysia)
15-20 trees
ChevTex Tahiti (GOM)
5-10 trees (awarded)

Based on industry forecasts and expectations; timing and actual size of awards is impossible to predict with certainty

Challenge: Increasing raw material costs



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Bar, HR SBQ 4100
OCTG - Steel Casing Cbn Smless
OCTG - Steel Tubing Cbn Smless
Bar: Up 64% since December 2003.
December 2003
March 2004
June 2004
September 2004
December 2004

- Two-thirds of Cameron's product cost is in purchased raw material (forgings, machine stock)
- Impacted by prices of steel, molybdenum, ferro chrome
- Costs for these materials began to move higher in 2003
- Our suppliers' costs continued to go up in 2004; they have now raised prices by 40-50%

Source: American Metal Market (AMM)

Challenge: Increasing raw material costs



350%
300%
250%
200%
150%
100%
50%
0%
-50%
Molybdenum
Ferro Chrome
Nickel
December 2003
March 2004
June 2004
September 2004
December 2004

Since December 2003: Molybdenum up 328%, Ferro Chrome up 43%, Nickel flat

Source: American Metal Market (AMM)

Summary

- *Market share leader with significant aftermarket business*
- *Subsea activity expected to continue to increase, will be a vital component of long-term results*
- *Healthy balance sheet, solid credit ratings*
- *Strong cash flow supports internal growth, acquisitions, share repurchases*
- *Raw material costs, pricing and currency issues continue to require attention*

COOPER
CAMERON